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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-12295                   76-0513049
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)            Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                          77002
  (Address of principal executive offices)                      (Zip Code)


                                 (713) 860-2500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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                                       -2-
Item 2.02.  Results of Operations and Financial Condition

     Genesis Energy, L.P. ("GELP") issued a press release on May 4, 2005 regarding its financial results for the quarter ended March 31, 2005, and will hold a webcast conference call discussing those results on May 4, 2005. A copy of this earnings press release is furnished as Exhibit 99.1 to this report.

     The webcast conference call will be available for replay on Genesis Energy, L.P.'s website at www.genesiscrudeoil.com. A summary of this conference call is archived on our website.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

     Use of Non-GAAP Financial Measures

     Our earnings press release includes the non-generally accepted accounting principle ("non-GAAP") financial measure of Available Cash before Reserves. The press release provides a reconciliation of this non-GAAP financial measure to its most directly comparable financial measure calculation as presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Our non-GAAP measure should not be considered as an alternative to GAAP measure such as net income, operating income or cash flow from operating activities or any other GAAP measure of liquidity or financial performance.

     Available Cash before Reserves. The non-GAAP financial measure of Available Cash before Reserves is calculated in accordance with generally accepted accounting principles (GAAP), with the exception of maintenance capital expenditures as used in our calculation of Available Cash before Reserves. Maintenance capital expenditures are capital expenditures (as defined by GAAP) to replace or to enhance partially or fully depreciated assets in order to sustain the existing operating capacity or efficiency of our assets and to extend their useful lives.

     We believe that investors benefit from having access to the same financial measures being utilized by management. Available Cash before Reserves is a measure used by our management to compare cash flows generated by the Partnership to the cash distribution we pay to our limited partners and the general partner. This is an important financial measure to our public unitholders since it is an indicator of our ability to provide a cash return on their investment. Specifically, this financial measure tells investors whether or not the Partnership is generating cash flows at a level that can support a quarterly cash distribution to our partners. Lastly, Available Cash before Reserves (also referred to as distributable cash flow) is a quantitative standard used throughout the investment community with respect to publicly-traded partnerships.

     Several adjustments to net income are required to calculate Available Cash before Reserves. These adjustments include: (1) the addition of non-cash expenses such as depreciation and amortization expense; (2) miscellaneous non-cash adjustments such as the addition of decreases or the subtraction of increases in the value of financial instruments; and (3) the subtraction of maintenance capital expenditures. As part of our press release information, we have provided a reconciliation of this non-GAAP financial measure to Cash Flow from Operating Activities, the most comparable financial measure calculated and presented in accordance with GAAP.



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Item 9.01.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

             Not applicable

     (b) Pro forma financial information.

             Not applicable.

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            *99.1. Genesis Energy, L.P. press release, dated May 4, 2005.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GENESIS ENERGY, L.P.
                              (A Delaware Limited Partnership)

                          By: GENESIS ENERGY, Inc., as
                                  General Partner


Date:  May 4, 2005        By:     /s/  ROSS A. BENAVIDES
                              -----------------------------------------
                                Ross A. Benavides
                                Chief Financial Officer